                                                                   EXHIBIT 10.41

                                                                  Conformed Copy

                         FIFTH AMENDMENT dated as of January 30, 2001 (this
                  "AMENDMENT") to the Credit Agreement dated as of February 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among USA NETWORKS, INC., a Delaware corporation ("USANI"), USANi LLC, a Delaware limited liability company (the "BORROWER"), the several banks and other financial institutions and entities from time to time parties thereto (the "LENDERS"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION and THE BANK OF NEW YORK, as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT").


            WHEREAS, USANi proposes (i) to contribute all the outstanding capital stock of Ticketmaster Group, Inc. to Ticketmaster Online-Citysearch, Inc. ("TMCS") in exchange for 52,000,000 TMCS Class B shares, which will increase USANi's equity in TMCS from approximately 49% to approximately 68% and
(ii) to sell to Univision Communications Inc. for $1,100,000,000 in cash its USA Broadcasting division, the television station group of USANi (collectively, the "TRANSACTIONS"); and

            WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be waived or modified in connection with the Transactions in the manner provided for in this Amendment, and the Lenders are willing to agree to such waivers and modifications as provided for in this Amendment.


            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. DEFINED TERMS. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

            2.  AMENDMENTS AND WAIVERS. (a) Compliance with each of
Sections 5.16, 5.17, 5.18, 5.19 and 5.20 of the Credit Agreement is hereby waived to the extent required to permit the consummation of the Transactions.

      (b) Each Lender hereby agrees to release each Person listed on Schedule 1 hereto from any requirement to provide a Guarantee under the Guarantee Agreement or to incur obligations under the Indemnity, Subrogation and Contribution Agreement upon the consummation of the Transactions and hereby authorizes and directs the Administrative Agent and the Collateral Agent to take such action and execute any such documents as may be reasonably requested by the Borrower and at the Borrower's expense in order to terminate any existing obligations under the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement of each such Person.

      (c) Effective upon the consummation of the Transactions, Section 5.07(m) of the Credit Agreement is hereby amended by (i) deleting the reference therein to "$20,000,000" and replacing it with a reference to "$200,000,000" and (ii) inserting the following after "not a Guarantor to the Borrower, USANi or any Guarantor".

      ", excluding Ticketmaster (formerly known as Ticketmaster
Online-Citysearch, Inc. ("TMCS")), in an aggregate principal amount (together with all such other Indebtedness of such Subsidiaries,".

      (d) Effective upon the consummation of the Transactions, Section 5.19 of the Credit Agreement is hereby amended by:

      (i) inserting the following after "Investments made after the Effective Date in any Subsidiary that is not a Guarantor" in clause (h) thereof:

            "(excluding Ticketmaster, formerly known as TMCS)";

      (ii)  deleting "and" at the end of clause (h) thereof;

      (iii) replacing the period at the end of clause (i) thereof with "; and"; and

      (iv)  inserting the following after clause (i):

            "(j) Investments made after the Effective Date in Ticketmaster (formerly known as TMCS) in an aggregate amount not to exceed $300,000,000; PROVIDED that any such Investment is evidenced by an intercompany note."

            3. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, waived, modified or supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            4. REPRESENTATIONS AND WARRANTIES. Each of USANi and the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders as of the date hereof and as of the Amendment Effective Date (as defined below) as follows:

            (a) No Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by each of USANi and the Borrower of this Amendment are within the scope of its corporate or company powers, and have been duly authorized by all necessary corporate, company and, if required, stockholder or member action on the part of each of them, and no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution or delivery of this Amendment by either of them or for the validity or enforceability of this Amendment. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of USANi and the Borrower, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (c) All representations and warranties of USANi and the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

            5. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") that the following conditions precedent are satisfied in full:

            (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by USANi, the Borrower and each of the Lenders;

            (b) The Administrative Agent shall have received such opinions and certificates from USANi and the Borrower and their counsel as it may reasonably request in form reasonably satisfactory to its counsel; and

            (c) The Administrative Agent shall have received all fees required to be paid upon the effectiveness of this Amendment pursuant to Section 6 hereof.

            6. EXPENSES. The Borrower agrees to reimburse the Administrative Agent and the Collateral Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            7. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                       USA NETWORKS, INC.,

                                         by
                                             /s/ William J. Severance
                                            ------------------------------------
                                            Name: William J. Severance
                                            Title: Vice President and Controller


                                       USANi LLC,

                                         by
                                             /s/ William J. Severance
                                            ------------------------------------
                                            Name: William J. Severance
                                            Title: Vice President and Controller

                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent,
                                       Collateral Agent and Issuing Bank,

                                          by
                                             /s/ Joan M. Fitzgibbon
                                            ------------------------------------
                                            Name: Joan M. Fitzgibbon
                                            Title: Managing Director


                                       BANK OF AMERICA, N.A., individually and
                                       as Co-Documentation Agent,

                                         by
                                             /s/ Sean W. Cassidy
                                            ------------------------------------
                                            Name: Sean W. Cassidy
                                            Title: Vice President


                                       THE BANK OF NEW YORK COMPANY, INC.,
                                       individually and as Co-Documentation
                                       Agent,

                                         by
                                             /s/ John C. Lambert
                                            ------------------------------------
                                            Name: John C. Lambert
                                            Title: Authorized Signer


                                       ABN AMRO BANK N.V.,

                                         by
                                             /s/ Frances O'R. Logan
                                            ------------------------------------
                                            Name: Frances O'R. Logan
                                            Title: Senior Vice President

                                         by
                                             /s/ David Carrington
                                            ------------------------------------
                                            Name: David Carrington
                                            Title: Group Vice President

                                       BANCA COMMERCIALE ITALIANA, NEW
                                       YORK BRANCH,

                                         by
                                             /s/ Charles Dougherty
                                            ------------------------------------
                                            Name: Charles Dougherty
                                            Title: Vice President

                                         by
                                             /s/ Frank Maffei
                                            ------------------------------------
                                            Name: Frank Maffei
                                            Title: Vice President


                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.,

                                         by
                                             /s/ Christine A. Renard
                                            ------------------------------------
                                            Name: Christine A. Renard
                                            Title: Vice President

                                         by
                                             /s/ Chris Miller
                                            ------------------------------------
                                            Name: Chris Miller
                                            Title: Assistant Vice President


                                       BANK OF HAWAII,

                                         by
                                             /s/ Luke Yeh
                                            ------------------------------------
                                            Name: Luke Yeh
                                            Title: Vice President


                                       BANK OF MONTREAL,

                                         by
                                             /s/ Karen Klapper
                                            ------------------------------------
                                            Name: Karen Klapper
                                            Title: Director

                                       THE BANK OF NOVA SCOTIA,

                                         by
                                             /s/ P.A. Weissenberger
                                            ------------------------------------
                                            Name: P.A. Weissenberger
                                            Title: Authorized Signatory


                                       BANQUE WORMS CAPITAL CORPORATION,

                                         by
                                             /s/ Michele N. Fleming
                                            ------------------------------------
                                            Name: Michele N. Fleming
                                            Title: Vice President and General
                                                   Counsel


                                       CITY NATIONAL BANK,

                                         by
                                             /s/ Patrick M. Drum
                                            ------------------------------------
                                            Name: Patrick M. Drum
                                            Title: Vice President


                                       CREDIT AGRICOLE INDOSUEZ,

                                         by
                                             /s/ John McCloskey
                                            ------------------------------------
                                            Name: John McCloskey
                                            Title: First Vice President

                                         by
                                             /s/ Mark Whitman
                                            ------------------------------------
                                            Name: Mark Whitman
                                            Title: Assistant Vice President

                                       CREDIT INDUSTRIEL ET COMMERCIAL,

                                         by
                                             /s/ Albert M. Calo
                                            ------------------------------------
                                            Name: Albert M. Calo
                                            Title: Vice President

                                         by
                                             /s/ Eric Longuet
                                            ------------------------------------
                                            Name: Eric Longuet
                                            Title: Vice President


                                       THE DAI-ICHI KANGYO BANK LTD., NEW
                                       YORK BRANCH,

                                         by
                                             /s/ Marvin Mirel Lazar
                                            ------------------------------------
                                            Name: Marvin Mirel Lazar
                                            Title: Vice President


                                       FIRSTAR BANK N.A.,

                                         by
                                             /s/ Kirk A. Porter
                                            ------------------------------------
                                            Name: Kirk A. Porter
                                            Title: Executive Vice President


                                       FIRST HAWAIIAN BANK,

                                         by
                                             /s/ Shannon Sansevero
                                            ------------------------------------
                                            Name: Shannon Sansevero
                                            Title: Media Finance Officer

                                       FLEET NATIONAL BANK,

                                         by
                                             /s/ Manuel Burgueno
                                            ------------------------------------
                                            Name: Manuel Burgueno
                                            Title: Vice President


                                       THE FUJI BANK LIMITED,

                                         by
                                             /s/ Shinzo Nishitate
                                            ------------------------------------
                                            Name: Shinzo Nishitate
                                            Title: Senior Vice President &
                                                   Manager


                                       GENERAL ELECTRIC CAPITAL CORPORATION,

                                         by
                                             /s/ Karl Kieffer
                                            ------------------------------------
                                            Name: Karl Kieffer
                                            Title: Duly Authorized Signatory


                                       KBC BANK N.V.,

                                         by
                                             /s/ Jean-Pierre Diels
                                            ------------------------------------
                                            Name: Jean-Pierre Diels
                                            Title: First Vice President

                                         by
                                             /s/ Patrick A. Janssens
                                            ------------------------------------
                                            Name: Patrick A. Janssens
                                            Title: Vice President

                                       MELLON BANK, N.A.,

                                         by
                                             /s/ Raghunatha Reddy
                                            ------------------------------------
                                            Name: Raghunatha Reddy
                                            Title: Lending Officer


                                       NIB CAPITAL BANK N.V.,

                                         by
                                             /s/ Peter Van Der Klink
                                            ------------------------------------
                                            Name: Peter van der Klink
                                            Title: Vice President

                                         by
                                             /s/ B.J. Volbede
                                            ------------------------------------
                                            Name: B.J. Volbede
                                            Title: Senior Vice President


                                       PNC BANK, NATIONAL ASSOCIATION,

                                         by
                                             /s/ Karen L. Kooman
                                            ------------------------------------
                                            Name: Karen L. Kooman
                                            Title: Vice President


                                       ROYAL BANK OF CANADA,

                                         by
                                             /s/ John M. Crawford
                                            ------------------------------------
                                            Name: John M. Crawford
                                            Title: Senior Manager

                                       SANPAOLO IMI S.p.A.,

                                         by
                                             /s/ Carlo Persico
                                            ------------------------------------
                                            Name: Carlo Persico
                                            Title: Deputy General Manager

                                         by
                                             /s/ Glen Binder
                                            ------------------------------------
                                            Name: Glen Binder
                                            Title: Vice President


                                       THE SUMITOMO TRUST & BANKING, CO., LTD.,
                                       NEW YORK BRANCH,

                                         by
                                             /s/ Stephen A. Stratico
                                            ------------------------------------
                                            Name: Stephen A. Stratico
                                            Title: Vice President


                                       SUNTRUST BANK,

                                         by
                                             /s/ Kimberly S. Evans
                                            ------------------------------------
                                            Name: Kimberly S. Evans
                                            Title: Director


                                       UNION BANK OF CALIFORNIA, N.A.,

                                         by
                                             /s/ Christina Moore
                                            ------------------------------------
                                            Name: Christina Moore
                                            Title: Assistant Vice President

                                       WELLS FARGO BANK,

                                         by
                                             /s/ Janet Yamamoto
                                            ------------------------------------
                                            Name: Janet Yamamoto
                                            Title: Vice President


                                       WESTDEUTSCHE LANDESBANK, NEW YORK
                                       BRANCH,

                                         by
                                             /s/ Duncan M. Robertson
                                            ------------------------------------
                                            Name: Duncan M. Robertson
                                            Title: Director

                                         by
                                             /s/ Lucie L. Guernsey
                                            ------------------------------------
                                            Name: Lucie L. Guernsey
                                            Title: Director

                                                                 Schedule 1

                            GUARANTORS TO BE RELEASED


Ticketmaster Corporation
Ticketmaster Group, Inc.
Ticketmaster (formerly known as Ticketmaster Online-Citysearch, Inc.)

SK Holdings, Inc.
SKTV, Inc.
Silver King Broadcasting of Houston, Inc.
Silver King Capital Corporation, Inc.
Silver King Broadcasting of Dallas, Inc.
Silver King Broadcasting of Illinois, Inc.
Silver King Broadcasting of Massachusetts, Inc.
Silver King Broadcasting of New Jersey, Inc.
Silver King Broadcasting of Ohio, Inc.
Silver King Broadcasting of Vineland, Inc.
Silver King Broadcasting of Maryland, Inc.
Silver King Broadcasting of Southern California, Inc.
Silver King Broadcasting of Virginia, Inc.
Silver King Broadcasting of Tampa, Inc.
Silver King Broadcasting of Hollywood Florida, Inc.
Telemation, Inc.
Silver King Broadcasting of Northern California, Inc.
UHF Investments, Inc.
Silver King Productions, Inc.
SK Miami Productions, Inc.
Silver King Station Productions of Miami, Inc.
Silver King Investment Holdings, Inc.
SKC Investments, Inc.
SKDA Broadcasting Partnership
SKHO Broadcasting Partnership
SKIL Broadcasting Partnership
SKMA Broadcasting Partnership
SKNJ Broadcasting Partnership
SKOH Broadcasting Partnership
SKVI Broadcasting Partnership
SKMD Broadcasting Partnership
SKLA Broadcasting Partnership
SKTA Broadcasting Partnership
SKFL Broadcasting Partnership